SCHEDULE 14A
                         (Rule 14a-101)
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

            Proxy Statement Pursuant to Section 14(a)
             of the Securities Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Section 240.14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12

                          The Chapman Funds, Inc.
        (Name of Registrant as Specified in its Charter)
            ________________________________________
  (Name of Person(s) Filing Proxy Statement, if other than the
                           Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act
     Rules 14a-6(i)(1) and 0-11.
      (1)Title of each class of securities to which transaction applies:

      (2)Aggregate number of securities to which transaction applies:

      (3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)Proposed maximum aggregate value of transaction:

      (5)Total fee paid:
         ______________________________________________________
[ ]     Fee paid previously with preliminary materials:
     ___________________________________________________________
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    (1)  Amount Previously Paid:

    (2)  Form, Schedule or Registration Statement No.:

    (3)  Filing Party:

    (4)  Date Filed:



BA3DOCS1/0058588.01             2

                     THE CHAPMAN FUNDS, INC.
                The World Trade Center-Baltimore
                           28th Floor
                      401 East Pratt Street
                   Baltimore, Maryland  21202


            NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

     An annual meeting of stockholders of The Chapman Funds, Inc. (the "Company"), will be held at The Chapman Co., The World Trade Center-Baltimore, 28th Floor, 401 East Pratt Street, Baltimore, Maryland, on April 30, 1997, at 11:00 A.M. local time to act on the following matters:

                     1.    Election of directors to  serve  until
               their successors are elected and qualify;

                     2.   Approval of the Investment Advisory and
               Administrative  Services  Agreement  between   the
               Company and Chapman Capital Management, Inc.;

                     3.    Approval of the Distribution Agreement
               between the Company and The Chapman Co.;

                    4.   Ratification of the selection of Ernst &
               Young as certified independent auditors for the Company;

                    5. Such other business as may properly come before the meeting.

      Only stockholders of record at the close of business on April 14, 1997, are entitled to notice of and to vote at such meeting or any adjournments thereof.


                              /s/ BONNIE S. GILLETTE
April 15, 1997                Name:  Bonnie S. Gillette
                              Title: Secretary


Please mark, sign and date the enclosed proxy and return it promptly in the enclosed envelope. If you attend the meeting and wish to vote in person, you may revoke your proxy.

BA3DOCS1/0058588.01           3

                     THE CHAPMAN FUNDS, INC.
                The World Trade Center-Baltimore
                           28th Floor
                      401 East Pratt Street
                   Baltimore, Maryland  21202



                         PROXY STATEMENT

                 Annual Meeting of Stockholders
                         April 30, 1997


     The enclosed proxy is solicited by the Board of Directors of The Chapman Funds, Inc. (the "Company") for use at the annual meeting of stockholders of the Company to be held at the offices of The Chapman Co., The World Trade Center-Baltimore, 28th Floor, 401 East Pratt Street, Baltimore, Maryland, on April 30, 1997, at 11:00 A.M. local time. This Proxy Statement and form of Proxy were first mailed to stockholders on April 15, 1997.

      Proxies will be solicited by mail and may be solicited in person or by telephone by directors, officers and employees of the Company. Nominees will, upon request, be supplied with additional proxy materials and will be reimbursed by the Company for their reasonable expenses in sending these materials to their principals. The cost of printing and mailing this notice and proxy statement and proxy form and of soliciting proxies will be borne by the Company.

      Management knows of no business to be brought before the meeting except as set forth in the notice of the meeting. If any other matters should come before the meeting, the persons named in the enclosed form of proxy intend to vote on such matters in accordance with their best judgment.

      A stockholder may revoke his proxy by notifying the Company in writing prior to the meeting, by subsequently executing

BA3DOCS1/0058588.01           4
another proxy or by attending the meeting and giving oral notice of revocation to the Chairman of the meeting.

      Stockholders are urged to return their proxies promptly in order to ensure action by a quorum and to avoid the expense of additional solicitation.

      The Company will furnish, without charge, a copy of the annual report to any shareholder upon request. Any such request should be directed to Lisa Fullagar, The Chapman Funds, Inc., The World Trade Center-Baltimore, 28th Floor, 401 East Pratt Street, Baltimore, Maryland 21202, telephone (800) 752-1013.

     Stockholders of record at the close of business on April 14, 1997, are entitled to vote at the meeting ("Record Date"). On the Record Date the Company had outstanding 58,343,416 shares of The Chapman U.S. Treasury Money Fund and no shares of The Chapman Institutional Cash Management Fund (each a "Fund"). Stockholders of each Fund are entitled to one vote for each share held and will vote as a single class on each matter to be considered at the meeting. The presence in person or by proxy of the holders of one-third of the shares entitled to vote at the meeting is required to constitute a quorum for the transaction of business.

BA3DOCS1/0058588.01           5

                     PRINCIPAL STOCKHOLDERS

      The following table sets forth the name and the number of shares and percentage of the outstanding shares of The Chapman U.S. Treasury Money Fund owned beneficially by each person who owned beneficially 5% or more of the outstanding shares on February 28, 1997, the latest practicable date. No shares of The Chapman Institutional Cash Management Fund were outstanding on that date. No shares of The Chapman U.S. Treasury Money Fund are beneficially owned by any director, director nominee or executive officer of the Company.


NAME AND ADDRESS OF BENEFICIAL OWNER   TOTAL SHARES       %
City  of  Philadelphia  Consolidated  10,000,000.00      28.8%
Cash
Treasurer's Office
640 MSB, 1404 JFK Boulevard
Philadelphia, PA  19102-1681

Treasurer, State of Mississippi       5,000,000.00       14.4%
PO Box 138
Jackson, MS  39205

Bank of New York                      4,059,982.84       11.7%
Trustee  for Prince George's County,
Maryland
101 Barclay St., 21st Floor
Corporate Trust Administration
New York, NY 10286

Prince George's County, Maryland      3,053,298.02        8.8%
CAB Room 3200
14741 Governor Oden Bowie Drive
Upper Marlboro, MD  20772

BA3DOCS1/0058588.01           6

Union Planners National Bank          2,135,100.89        6.1%
P.O. Box 387
Memphis, TN  38147

Maryland State Treasurer              1,974,011.38        5.7%
80 Calvert Street
Annapolis, MD  21401

Total of Accounts Holding Less  than  8,555,873.79       24.5%
5%

            TOTAL FUND SHARES         34,778,266.92       100%

                    1.  ELECTION OF DIRECTORS

      Nine directors are to be elected at the meeting. The Board of Directors has nominated the persons named below for election as directors.

          Nathan A. Chapman, Jr.   Lottie H. Shackelford
          Wilfred Marshall         David E. Rivers
          James B. Lewis           Ronald A. White
          Levi Watkins, Jr.        Benjamin Hooks


      Unless directed to the contrary, proxies will be voted for the election of such nominees.

      In accordance with Maryland law and the Company's Bylaws, the Company does not expect to hold annual meetings of stockholders unless the election of directors is required by law. The Investment Company Act of 1940 requires a meeting of stockholders for election of directors to fill vacancies when less than a majority of the directors then in office were elected by the stockholders. The directors elected at this meeting will serve until their successors have been elected and qualify or until their earlier death, resignation or removal. Any vacancies

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
on the Board will be filled by the remaining directors, subject to the requirements of the Investment Company Act of 1940.

      Each nominee has consented to the nomination and has agreed to serve if elected. If any of the nominees should not be available for election, the persons named as proxies may vote for other persons in their discretion. The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve if elected.

      The name and age, positions held with the Company and principal occupation for the past five years of each nominee are set forth below:

                  POSITION(S)
                   HELD WITH           PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS   REGISTRANT   AGE      DURING PAST 5 YEARS

*Nathan A.           Nominee     39  President, Chief  Executive
Chapman, Jr.         for             Officer and Treasurer since
401 E. Pratt         Director        1986  of  The Chapman  Co.,
St., 28th Flr        and             the Funds' distributor, and
Baltimore, MD        President       President     and     Chief
21202                                Executive    Officer     of
                                     Chapman Capital Management,
                                     Inc.,  the Funds'  advisor,
                                     since   1988.    President,
                                     Chairman  of the  Board  of
                                     Directors  and Director  of
                                     DEM,   Inc.  (a  closed-end
                                     investment company  managed
                                     by the advisor) since 1995.

BA3DOCS1/0058588.01           8

James B. Lewis       Nominee     49  City Administrator/Manager,
401 E. Pratt         for             City  of  Rio  Rancho,  New
St., 28th Flr        Director        Mexico  since  March  1996,
Baltimore, MD                        Chief    Clerk   -    State
21202                                Corporation Commission from
                                     April  1995 to March  1996,
                                     Chief  of Staff, Office  of
                                     the Governor from Jan. 1991
                                     to  April 1995.  New Mexico
                                     State  Treasurer,  December
                                     1985   to   January   1991.
                                     County           Treasurer,
                                     Bernadillo   County   1982-
                                     1985.  Director DEM, Inc.

Wilfred Marshall     Nominee     61  Vice   President,   Gateway
401 E. Pratt         for             Express  Inc.  since  1994,
St., 28th Flr        Director        Director, Mayor's Office of
Baltimore, MD                        Small Business Assistance -
21202                                City  of  Los Angeles  from
                                     October   1981   to   1994,
                                     Economic        Development
                                     Representative         U.S.
                                     Department   of   Commerce,
                                     Economic        Development
                                     Administration   1972    to
                                     October 1981.

BA3DOCS1/0058588.01           9

Lottie H.            Nominee     55  Executive  Vice  President,
Shackelford          for             Global  USA  - since  1995,
401 E. Pratt         Director        City  Director of the  City
St., 28th Flr                        of  Little  Rock, Arkansas,
Baltimore, MD                        1978   to  1995,  the  City
21202                                Mayor   of   Little   Rock,
                                     Arkansas,  1987-1989;  Vice
                                     Chair,  Democratic National
                                     Committee, 1989,  Co-Chair,
                                     Democratic         National
                                     Committee, 1988.   Director
                                     DEM, Inc.

*Levi Watkins,       Nominee     53  Professor of Surgery, Johns
Jr., MD              for             Hopkins University,  School
401 E. Pratt         Director        of   Medicine  since  July,
St., 28th Flr                        1984.
Baltimore, MD
21202
Ronald A. White      Nominee     47  President, Ronald A. White,
401 E. Pratt         for             P.C.  since 1982.  Director
St., 28th Flr        Director        DEM, Inc.
Baltimore, MD
21202

*Dr. Benjamin        Nominee     72  Senior  Vice  President  of
Hooks                for             The  Chapman Co., since May
401 E. Pratt         Director        1993.   Executive  Director
St., 28th Flr                        of  the NAACP from 1977  to
Baltimore, MD                        April 1993.
21202

BA3DOCS1/0058588.01           10

David E. Rivers      Nominee     54  Director  of  Outreach  and
401 E. Pratt         for             Community      Development,
St., 28th Flr        Director        Medical University of South
Baltimore, MD                        Carolina  1994 to  Present;
21202                                President    of   Research,
                                     Planning   and  Management,
                                     January 1991 to Present.


* Directors deemed to be "interested persons" of the Company for purposes of the Investment Company Act of 1940 are indicated by an asterisk. In addition to the positions indicated with the Funds' advisor and distributor, Mr. Chapman is a principal stockholder of the Funds' distributor. Dr. Watkins is the brother of Donald Watkins, a member of the Board of Directors of the Funds' distributor.

                       COMPENSATION TABLE

       (1)            (2)         (3)         (4)        (5)
                               Pension or               Total
                               Retirement  Estimated  Compensati
                   Aggregate    Benefit      Annual    on from
Name of Person    Compensatio  Accrued as   Benefits   Fund and
Position          n From Fund   part of       upon       Fund
                                  Fund     Retiremen   Complex
                                Expenses       t       Paid to
                                                      Directors
Nathan A.
Chapman, Jr.          -0-         -0-         -0-        -0-
Director and
President

Dr. Benjamin
Hooks                1,000        -0-         -0-       1,000
Director

BA3DOCS1/0058588.01           11

James B. Lewis
Director             4,181        -0-         -0-       7,181

Wilfred Marshall
Director             2,000        -0-         -0-       2,000

Joseph Quash, MD
Director             2,000        -0-         -0-       2,000

David Rivers
Director             1,000        -0-         -0-       1,000

Lottie H.
Shackelford          2,000        -0-         -0-       4,000
Director

Levi Watkins,
Jr., MD                           -0-         -0-        -0-
Director          -0-

Ronald A. White
Director                          -0-         -0-       2,000
                  -0-

     No officer of the Company receives any compensation from the Company. The Board of Directors of the Company met three times during the fiscal year ended October 31, 1996. Messrs. White and Watkins attended no meetings, Messrs. Hooks and Rivers attended one meeting, Messrs. Marshall and Quash and Ms. Shackelford attended two meetings. The Board of Directors has no committees.

      Directors of the Company who are not officers receive from the Company a fee of $1,000 for each Board of Directors meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at meetings.

BA3DOCS1/0058588.01           12

      The names, ages, and positions held with the Company and with the Funds' advisor or distributor, and principal occupation for the past five years of each officer of the Company, in addition to Mr. Chapman, are set forth below:

                            Positions with the Funds' Advisor
                            or Distributor, Other Positions Held
                            and Principal Occupations for the
Name and Age  With Company  Past Five Years

Valerie     A. Vice         Administrator  of  The  Chapman   Co.
Chapman        President    since  March, 1988.  She  is  married
(36)                        to Nathan A. Chapman, Jr.

Bonnie    Shay Secretary    Secretary    of    Chapman    Capital
Gillette                    Management,    Inc.    since    1988;
(44)                        Secretary  of The Chapman  Co.  since
                            February  1987;  Assistant  Secretary
                            of DEM, Inc. since October 1995.

Lynn Ballard   Treasurer    Controller of The Chapman  Co.  since
(54)                        May   1988;   Treasurer  of   Chapman
                            Capital Management, Inc. since  1988;
                            Treasurer of DEM, Inc. since  October
                            1995.


      No director or officer of the Company owns beneficially any shares of either Fund. All of the outstanding equity securities of Chapman Capital Management, Inc., the Funds' investment advisor, are held by The Chapman Co., the Funds' distributor. Mr. Chapman owns 92% of the outstanding equity securities of The Chapman Co. on a fully diluted basis and has the right to cast approximately 99% of the votes entitled to be cast by its stockholders. Dr. Hooks owns less than 5% of the outstanding stock of The Chapman Co. The Chapman Co. repurchased 411 shares

BA3DOCS1/0058588.01           13
of The Chapman Co. Preferred Stock-Series B from Mr. White for an aggregate consideration of $144,000 in December 1996. Mr. White no longer owns any securities of The Chapman Co. With the exception of Mr. White, no director or nominee for election as a director of the Company has entered into a transaction in the stock of Chapman Capital Management, Inc. or The Chapman Co. since at least November 1, 1995.


     If a quorum is present, a plurality of the votes cast at the meeting is required for election of a director. Abstentions and broker non-votes will not constitute a vote "for" or "against" any matter but will be counted toward a quorum.

      The  Board  of Directors recommends a vote FOR election  of
each   of  the  nominees  named  above  as  a  director  of   the
Corporation.

        2.  APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

      Chapman Capital Management, Inc., The World Trade Center-Baltimore, 28th Floor, 401 East Pratt Street, Baltimore, MD 21202 (the "Advisor") acts as the investment advisor and administrator for each of the Funds pursuant to an advisory and administrative services agreement dated May 16, 1989 which was last approved by the stockholders of the Company at a meeting on March 27, 1990. At a meeting held on January 31, 1996, a majority of the Company's directors who are not "interested persons" of the Company for purposes of the Investment Company Act of 1940, with concurrence of the entire Board of Directors, approved a revised advisory and administrative services agreement with the Advisor (the "Advisory Agreement"), subject to ratification by the stockholders.

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
THE ADVISOR

     The Advisor is a wholly-owned subsidiary of The Chapman Co., the Funds' distributor. Mr. Chapman owns approximately 92% of the equity and has the right to cast approximately 99% of the votes entitled to be cast by stockholders of The Chapman Co.

      The name, address and principal occupation of the principal executive officer and each director of the Advisor are as follows:

NAME AND PRINCIPAL   POSITION WITH          OTHER BUSINESS
 BUSINESS ADDRESS       ADVISOR

Nathan A. Chapman,  Director and     President,  Chief  Executive
Jr.                 Chairman of the  Officer and Treasurer  since
 401 E. Pratt St.,  Board            1986 of The Chapman Co.  and
28th Floor                           President     and      Chief
 Baltimore, MD                       Executive Officer of Chapman
21202                                Capital  Management,   Inc.,
                                     since    1988.    President,
                                     Chairman  of  the  Board  of
                                     Directors  and  Director  of
                                     DEM,   Inc.   (a  closed-end
                                     investment  company  managed
                                     by the Advisor) since 1995.

Theron Stokes       Director         Attorney  for  the   Alabama
 401 E. Pratt St.,                   Education Association.
28th Floor
 Baltimore, MD
21202

BA3DOCS1/0058588.01           15

Earl U. Bravo       Director         Chief  Operating Officer  of
 401 E. Pratt St.,                   the  Chapman Co. since 1992.
28th Floor                           President of Chapman Capital
 Baltimore, MD                       Management, Inc.  from  1990
21202                                until  1992.  Since November
                                     1995,  Vice  President   and
                                     Secretary of DEM, Inc.

     Mr. Chapman is President and a director of the Company.

TERMS OF THE ADVISORY AGREEMENT

      The following summary of the Advisory Agreement is not intended to be a complete description and is qualified by reference to the terms of the Advisory Agreement, a copy of which is attached hereto as Annex A.

      Under the terms of this Advisory Agreement, the Advisor is responsible for supervision and management of the Company's operations and formulation and implementation of the investment policies of each Fund. It is also responsible for administration of the Funds, including executive management, office facilities and administrative services.

      The Advisor receives from each Fund an advisory fee at an annual rate of .5% of each Fund's average daily net assets and an administrative fee of .1% of each Fund's average daily net assets. Both fees are calculated daily and paid monthly.

      The Advisor has agreed to bear all expenses in connection with the performance of its advisory and administrative services. The Company bears all other expenses incurred in its operations. The expenses the Company pays include the Advisor's management and administration fees, taxes, fees of its directors who are not officers, cost of director's meetings, fees payable to the Securities and Exchange Commission, state securities qualification fees, costs of preparing and printing prospectuses for existing stockholders, fees and expenses of the custodian and transfer agent, certain insurance costs, auditing and legal

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
expenses, costs of stockholder reports and meetings, and any extraordinary expenses. The Funds also pay for brokerage fees and commissions in connection with the purchase and sale of portfolio securities.

      Effective January 1, 1997 the Advisor has agreed to bear annual expenses (excluding income, excise and other taxes and extraordinary expenses) of each Fund in excess of .65% of the average daily net assets for The Chapman U.S. Treasury Money Fund and .75% of the average daily net assets for The Chapman Institutional Cash Management Fund until December 31, 1997 (the "Expense Limitation"). The Advisor's obligation will be limited to the total of its advisory and administration fees.

      For the period November 1, 1995 to October 31, 1996, the Advisor received management and administrative fees of $200,323 and $40,046, respectively, from the Chapman U.S. Treasury Money Fund and management and administrative fees of $0 from The Chapman Institutional Cash Management Fund. These amounts are net of expenses reimbursed to the Company by the Advisor of $48,517 for The Chapman U.S. Treasury Money Fund and $0 for The Chapman Institutional Cash Management Fund. These amounts include administrative amounts paid by the Advisor to others for administrative services with respect to the Fund.

      The Advisor serves as transfer, redemption and dividend disbursing agent for the Company pursuant to a shareholder services agreement dated September 12, 1994. For the period November 1, 1995 to October 31, 1996, pursuant to such agreement, the Advisor was paid $18,000 by the Company. The Company intends to continue such agreement in the event the Advisory Agreement is approved by the stockholders.

      The Advisory Agreement provides that the Advisor and other persons who assist the Advisor in providing services to the Funds will not be liable for any mistake in judgment or liability to the Company of its stockholders and the Company will indemnify the Advisor and such other persons against liability incurred by them in providing service to the Funds, except for willful misfeasance, bad faith or gross negligence of the Advisor or such

BA3DOCS1/0058588.01           17
other persons in the performance of duties or reckless disregard of obligations and duties.

      Unless sooner terminated, the Advisory Agreement will continue in effect until December 29, 1998 and from year to year thereafter if such continuance is approved at least annually by the Company's Board of Directors or by a vote of the majority of the outstanding shares of each Fund, and, in either case, by a majority of the Directors who are not parties to the Advisory Agreement or interested persons, as defined in the Investment Company Act of 1940, of any party, by votes cast in person at a meeting called for such purpose. The Advisory Agreement may be terminated by the Company or the Advisor on 60 days' written notice, and will terminate immediately in the event of its assignment.

      The Advisory Agreement provides that if the Advisor ceases to be the Company's investment advisor, the Company will change its name to a name which does not include "Chapman" at the Advisor's request.

      The Advisory Agreement provides that the Expense Limitation will be in effect until December 31, 1997, at which time it may be extended as is, increased, decreased or eliminated solely at the discretion of the Advisor, whereas the advisory and administrative services agreement dated May 16, 1989 between the Company and the Advisor (the "Existing Advisory Agreement") does not limit the term of the Expense Limitation. In other material respects, the terms of the Advisory Agreement are substantially similar to the terms of the Existing Agreement.

PORTFOLIO TRANSACTIONS

      The Advisor is responsible for decisions to buy or sell securities and the selection of broker-dealers for the Funds subject to policies adopted by the Company's Board of Directors. Portfolio securities may be purchased directly from the issuer or from a dealer serving as market maker or may be purchased in broker's transactions. If securities are sold prior to maturity, they may be sold directly to an issuer or dealer or in broker's transactions. When securities are purchased or sold directly

BA3DOCS1/0058588.01           18
from or to an issuer, no commissions or discounts are paid. The price paid to or received from a dealer for a security may include a spread between bid and asked prices. When securities are purchased or sold in a broker's transaction, a commission will be paid.

      The Company's policy for placing orders for purchases and sales of securities for the Funds is to give primary consideration to obtaining the most favorable price and efficient execution of transactions. Sales of Fund shares is not a factor in allocating portfolio transactions.

      The Chapman Co. may effect brokerage transactions for the Funds when it is able to provide a net price and execution at least as favorable to the Funds as those determined to be available from unaffiliated brokers or dealers. The commissions paid to The Chapman Co. on transactions for the Funds may not exceed those charges by The Chapman Co. to comparable unaffiliated clients in similar transactions or the limits set forth in rules adopted by the Securities and Exchange Commission. The Board of Directors of the Company has adopted procedures, which it will review annually, intended to ensure compliance with these limitations. The procedures require that The Chapman Co. report each transaction to the Company and that the Board of Directors determine at least quarterly that all transactions effected by The Chapman Co. have been effected in accordance with the procedures.

      During the period November 1, 1995 to October 31, 1996, the total purchases and sales (excluding maturities) of the Chapman U.S. Treasury Money Fund were $8,780,446,693 of which $0 was transacted through The Chapman Co. During such period The
Chapman Co. received compensation of $0 for portfolio transactions executed on behalf of The Chapman U.S. Treasury Money Fund.

      When comparable price and execution can be obtained from more than one broker or dealer, consideration may be given to placing portfolio transactions with those brokers or dealers who also furnish research and other services to the Fund or the Advisor. These services may include information as to the

BA3DOCS1/0058588.01           19
availability of securities for purchase or sale, statistical or factual information or opinions pertaining to investments, evaluations of portfolio securities, and research related computer software or hardware. These services may benefit the Advisor in the management of accounts of other clients and may not benefit the Fund directly. While such services are useful and important in supplementing their own research, the Advisor believes the value of such services is not determinable and does not significantly reduce its expenses. The fees payable to the Advisor will not be reduced by the value of such services.

      The Advisor and its affiliates deal, trade and invest for its own account in the types of securities in which the Fund may invest and may have relationships with the issuers of securities purchased by the Fund.

      Investment  decisions for the Fund are  made  independently from those for other accounts advised by the Advisor. The Advisor's other accounts may also invest in the same securities as the Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another account, the transaction will be averaged as to price, and available instruments allocated as to amount, in a manner believed to be equitable to the Fund and/or account. In some instances, this procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by a Fund. To the extent permitted by law, the securities to be sold or purchased for a Fund may be aggregated with those to be sold or purchased for the other Fund or accounts in order to obtain the best execution.

      In approving the Advisory Agreement at its meeting on January 31, 1997, the Board of Directors considered, among other factors, the nature and extent of the services to be performed by the Advisor, the Advisor's experience in providing such services to investment companies, the fees to be paid to the Advisor, the Agreement of the Advisor to reduce its fees if the Fund's expenses exceeded agreed levels, the other terms of the Advisory Agreement, and the financial condition of the Advisor.

BA3DOCS1/0058588.01           20

      The approval of the Advisory Agreement requires the vote of either (i) the holders of 67% or more of the shares of The
Chapman U.S. Treasury Money Fund present at the Meeting, if the holders of over 50% of the outstanding shares of such Fund are present or represented by proxy, or (ii) the vote of holders of over 50% of the outstanding shares of such Fund, whichever is less.

       If   the  Advisory  Agreement  is  not  approved  by   the
stockholders, the Board of Directors will consider what actions it should take, including the substitution of a new advisor.

     The Board of Directors recommends that the stockholders vote
"FOR" approval of the Advisory Agreement.

           3.  APPROVAL OF THE DISTRIBUTION AGREEMENT

      The Chapman Co., The World Trade Center-Baltimore, 28th Floor, 401 East Pratt Street, Baltimore, MD 21202 (the "Distributor") acts as the exclusive underwriter for the Funds on a best efforts basis pursuant to a distribution agreement with the Company. At a meeting held on January 31, 1997, a majority of the Company's directors who are not "interested persons" of the Company for purposes of the Investment Company Act of 1940, with concurrence of the entire Board of Directors, approved a revised distribution agreement with the Distributor (the "Distribution Agreement"), subject to ratification by the stockholders. Mr. Chapman owns approximately 92% of the equity and has the right to cast approximately 99% of the votes entitled to be cast by stockholders of the Distributor.

TERMS OF THE DISTRIBUTION AGREEMENT

      The following summary of the Distribution Agreement is not intended to be a complete description and is qualified in its entirety by reference to the terms of the Distribution Agreement, a copy of which is attached hereto as Annex B.

       Under  the  terms  of  the  Distribution  Agreement,   the
Distributor is required to use reasonable efforts to promote the

BA3DOCS1/0058588.01           21

Funds, to solicit orders for the purchase of the Funds' stock and to undertake such advertising and promotion as it believes reasonable in connection with such solicitation. The Distributor is the exclusive distributor of the Funds' stock and can sell the Funds' stock only at the offering price at the time of such sale (computed in the manner described in the Funds' then effective prospectus). The Funds receive not less than the full net asset value per share for all the stock sold. No sales charge is imposed on sales of any of the Funds' stock. The Distributor may pay commissions to its sales representatives or to other broker-dealers for sales of Fund shares.

      The Distributor has agreed to bear all its expenses in connection with the performance of the Distribution Agreement, including, but not limited to, the printing and distribution of prospectuses to stockholders other than to existing stockholders and shall receive no reimbursement or compensation in connection therewith from the Company therefor.

      For  the  period November 1, 1995 to October 31, 1996,  the
Distributor received underwriting fees of $0 from the Company.

      The Company has agreed to indemnify and hold harmless the Distributor, each person, if any, who controls the Distributor within the meaning of Section 15 of the Securities Act of 1933, as amended, and any person with whom the Distributor enters into agreements for the sale of Shares of the Company or to prepare sales literature for the Company against any loss, liability, claim, damage or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damage or expense and counsel fees incurred in connection therewith), insofar as such loss, liability, claim, damage, expense, actions or proceedings in respect thereof arise out of or are based upon an untrue statement of a material fact contained in the Registration Statement then in effect, annual or interim reports to shareholders or sales literature used in connection with the sale of Shares or omission to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, unless such statement or omission was made in reliance upon, and in conformity with,

BA3DOCS1/0058588.01           22
written information furnished to the Company specifically for use therein; provided, however, no person shall be entitled to indemnity in the event of its willful malfeasance, bad faith or gross negligence in the performance of its duties under this Agreement or such other agreement or by reason of its reckless disregard of its obligations and duties under this Agreement or such other agreement.

      Unless sooner terminated, the Distribution Agreement shall continue in effect until December 29, 1998, and from year to year thereafter if such continuance is approved at least annually in the manner required by the Investment Company Act of 1940, as amended. The Distribution Agreement may be terminated by the Company or the Advisor on 60 days' written notice, and will terminate immediately in the event of its assignment.

      In approving the Distribution Agreement at its meeting on January 31, 1997, the Board of Directors considered, among other factors, the nature and extent of the services to be performed by the Distributor, the Distributor's experience in providing such services to investment companies, the fact that the Distributor will perform distribution services to the Funds without compensation, the other terms of the Distribution Agreement, and the financial condition of the Distributor.

     The approval of the Distribution Agreement requires the vote of either (i) the holders of 67% or more of the shares of The
Chapman U.S. Treasury Money Fund present at the Meeting, if the holders of over 50% of the outstanding shares of such Fund are present or represented by proxy, or (ii) the vote of holders of over 50% of the outstanding shares of such Fund, whichever is less.

      If the Distribution Agreement is not approved by the stockholders, the Board of Directors will consider what actions it should take, including the substitution of a new distributor.

     The Board of Directors recommends that the stockholders vote
"FOR" approval of the Distribution Agreement.

BA3DOCS1/0058588.01           23

              4.  SELECTION OF INDEPENDENT AUDITORS

      Ernst & Young served as independent auditors of the Company for its fiscal year ended October 31, 1996. Ernst & Young have no direct or material indirect interest in the Company, Chapman Capital Management, Inc. or The Chapman Co. At a meeting held on January 31, 1997, a majority of the Company's Directors who are not interested persons of the Company, with the concurrence of a majority of the Board of Directors, selected Ernst & Young as independent auditors of the Company for the current fiscal year, subject to ratification by the stockholders.

      The Board of Directors of the Company has determined that utilizing the services of Ernst & Young, who have extensive experience in auditing mutual funds, is in the best interests of the Company.

       Ernst & Young is not currently expected to have a representative present at the meeting and, therefore, will not make a statement or respond to questions at the meeting.

      The affirmative vote of a majority of the shares voted at the meeting, assuming a quorum is present, is required to ratify the selection of auditors.

     The Board of Directors recommends that the stockholders vote
"FOR" the ratification of the selection of Ernst & Young as independent auditors of the Company.

                      STOCKHOLDER PROPOSALS

      The Company does not expect to hold regular annual meetings of stockholders. A stockholder who wishes to submit a proposal to be considered at a meeting of stockholders should send the proposal to the Company at the address set forth on the first page of this Proxy Statement. It is suggested that proposals be forwarded by certified mail, return receipt requested.


April 15, 1997                     /s/ BONNIE S. GILLETTE
                                   Bonnie S. Gillette
                                   Secretary
BA3DOCS1/0058588.01                24

                                                       ANNEX A

         ADVISORY AND ADMINISTRATIVE SERVICES AGREEMENT

                     THE CHAPMAN FUNDS, INC.
                The World Trade Center-Baltimore
                      401 East Pratt Street
                           Suite 2800
                   Baltimore, Maryland  21202


                                             [           ], 1997


Chapman Capital Management, Inc.
The World Trade Center-Baltimore
401 East Pratt street
Suite 2800
Baltimore, Maryland  21202

Dear Sirs:

          This will confirm the agreement between the undersigned
(the "Company") and you as follows:

          1. General. The Company is an open-end investment company which currently has two investment portfolios -- The Chapman US Treasury Money Fund and The Chapman Institutional Cash Management Fund (individually, a "Fund" and collectively, "Funds"). The Company proposes to engage in the business of investing and reinvesting the assets of each Fund in the manner and in accordance with the investment objectives, policies and limitations specified with respect to each Fund in the Company's Prospectus and Statement of Additional Information (the "Prospectus") included in the Company's Registration Statement, as amended from time to time (the "Registration Statement"), filed under the Investment Company Act of 1940, as amended (the "1940 Act"), and the Securities Act of 1933, as amended. Copies of the Prospectus have been furnished to you. Any amendments to the Prospectus shall be furnished to you promptly.

          2. Advisory Services. Subject to the supervision and approval of the Company's Board of Directors, you will provide investment management of each Fund's portfolio in accordance with

BA3DOCS1/0058588.01           25
such Fund's investment objectives, policies and limitations as stated in the Prospectus as from time to time in effect. In connection therewith, you will obtain and provide investment research and will supervise each Fund's investments and conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of such Fund's assets. You will place orders for the purchase and sale of portfolio securities and will solicit brokers to execute transactions, including The Chapman Co., in accordance with the Funds' policies and restrictions regarding brokerage allocations. You will furnish to each Fund such statistical information with respect to the investments which such Fund may hold or contemplate purchasing as the Fund may reasonably request.

          3. Administrative Services. You will supply office facilities, data processing services, clerical, accounting and bookkeeping services, internal auditing services, executive and other administrative services; provide stationery and office supplies; prepare reports to each Fund's stockholders, tax returns and reports to and filings with the Securities and Exchange Commission and state Blue Sky authorities; calculate the net asset value of each Fund's shares; provide persons to serve as the Company's officers and generally assist in all aspects of each Fund's operations.

          4. Assistance. You may employ or contract with other persons to assist you in the performance of this Agreement. Such persons may include other investment advisory or management firms and officers or employees who are employed by both you and the Company. The fees or other compensation of such persons shall be paid by you and no obligation may be incurred on the Company's behalf to any such person.

          5. Fees. In consideration of the advisory services rendered pursuant to this Agreement, each Fund will pay you on the first business day of each month a fee at the annual rate of
 .5 of 1% of the value of the Fund's average daily net assets during the preceding month. In consideration of the administrative services rendered pursuant to this Agreement, each Fund will pay you on the first business day of each month a fee at the annual rate of .1 of 1% of the value of such Fund's average daily net assets during the preceding month. Net asset value shall be computed in the manner, on such days and at such time or times as described in the Funds' Prospectus from time to

BA3DOCS1/0058588.01           26
time. The fee for the period from the effective date of the Registration Statement to the end of the first month thereafter shall be pro-rated according to the proportion which such period bears to the full monthly period, and upon any termination of this Agreement before the end of any month, the fee for such part of a month shall be pro-rated according to the proportion which such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement.

          6.   Expenses:

               (a) You will bear all expenses in connection with the performance of your services under this Agreement. All other expenses to be incurred in the operation of the Funds will be borne by the Funds, except to the extent specifically assumed by you. The expenses to be borne by the Funds include, without limitation, the following: organizational costs, taxes, interest, brokerage fees and commissions and other expenses in any way related to the execution, recording and settlement of portfolio security transactions, fees of Directors who are not also your officers, Securities and Exchange Commission fees, state Blue Sky qualification fees, charges of custodians, transfer and dividend paying agents' premiums for directors and officers liability insurance, costs of fidelity bonds, industry association fees, outside auditing and legal expenses, costs of maintaining corporate existence, costs of maintaining required books and accounts, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of shareholders' reports and meetings, costs of preparing, printing and mailing share certificates, proxy statements and prospectuses, and any extraordinary expenses.

               (b) You will bear or will pay all expenses of each Fund (excluding income, excise and other taxes and any extraordinary expenses) to the extent they exceed .75% of the average daily net assets of the Fund in any year. Such expenses may be borne through a reduction in the advisory and administrative fees payable pursuant to this Agreement and will not exceed the total of such fee. Reductions or payments, if any, will be estimated, reconciled, and effected or paid monthly. If in any month such expenses do not, on an annual basis, exceed
 .75% of the average daily net assets of such Fund during such

BA3DOCS1/0058588.01           27
month, any prior reductions or payments shall be repaid to Advisor to the extent such repayment shall not cause the expenses of such Fund to exceed .75% of the average daily net assets of such Fund during such month. The expense limitation set forth in this subparagraph 6(b) shall be in effect until December 31, 1997 at which time it may be extended as is, increased, decreased or eliminated solely at your option. Notwithstanding the provisions of this subparagraph 6(b), you may, at your option at any time and from time to time, without the agreement of either Fund, further lower the expense limitation for such periods as you see fit.

               (c) If in any fiscal year the aggregate expenses of a Fund (including fees paid to you pursuant to this Agreement, but excluding interest on borrowings, taxes, brokerage and, with the prior written consent of the necessary state securities commissions, extraordinary expenses) exceed the expense limitation of any state having jurisdiction over a Fund, such Fund may deduct from the payment to be made to you under this Agreement, or you will bear, such excess expense to the extent required by state law. Your obligation pursuant hereto will be limited to the amount of your fees hereunder. Such deduction or payment, if any, will be estimated, reconciled and effected or paid, as the case may be, on a monthly basis.

          7. Liability. You shall exercise your best judgment in rendering the services to be provided to each Fund. Each Fund agrees as an inducement to you and to others who may assist you in providing services to the Funds that you and such other persons shall not be liable for any error of judgment or mistake of law or for any loss suffered by such Fund or the Company and each Fund and the Company agree to indemnify and hold harmless you and such other persons against and from any claims, liabilities, actions, suits, proceedings, judgments or damages (and expenses incurred in connection therewith, including the reasonable cost of investigating or defending same, including, but not limited to attorneys' fees) arising out of any such error of judgment or mistake of law or loss; provided that nothing herein shall be deemed to protect or purport to protect you or any other such person against any liability to the Company or to its security holders to which you or they would otherwise be subject by reason of willful misfeasance, bad faith or gross

BA3DOCS1/0058588.01           28
negligence in the performance of duties hereunder, or by reason of reckless disregard of the obligations and duties hereunder.

          8. Other Accounts. The Company understands that you and other persons with whom you contract to provide the services hereunder may from time to time act as investment adviser to one or more other investment companies and fiduciary or other managed accounts, and the Company has no objection to your or their so acting. When purchase or sale of securities of the same issuer is suitable for the investment objectives of two or more companies or accounts managed by you or such other persons which have available funds for investment, the available securities will be allocated in a manner believed by you and such other persons to be equitable to each company or account. It is recognized that in some cases this procedure may adversely affect the price paid or received by a Fund or the size of the position obtainable for or disposed of by a Fund.

          In addition, it is understood that you and the persons with whom you contract to assist in the performance of your duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict your or their right to engage in and devote time and attention to similar or other businesses.

          9. Term. This Agreement shall continue with respect to each Fund until December 29, 1998 and thereafter shall continue automatically for successive annual periods ending on the anniversary of such date, provided such continuance with respect to each Fund is specifically approved at least annually by the Company's Board of Directors or vote of the lesser of (a) 67% of the shares of such Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of such Fund, provided that in either event its continuance also is approved by a majority of the Company's Directors who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable with respect to either Fund or both Funds without penalty, on 60 days' notice, by you or by the Company's Board of Directors or by vote of the lesser of (a) 67% of the shares of such Fund represented at a meeting if holders of

BA3DOCS1/0058588.01           29
more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of such Fund. This Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

          10. "Chapman" Name. The Company recognizes that from time to time your directors, officers and employees may serve as directors, trustees, partners, officers and employees of other corporations, business trusts, partnerships or other entities (including other investment companies) and that such other entities may include the name "Chapman" as part of their name. You or your affiliates may enter into investment advisory or other agreements with such other entities. If you cease to act as the Company's investment adviser, the Company agrees that, at your request, the Company will take all necessary action to change the name of the Company and its Funds to a name not including "Chapman" in any form or combination of words.

          If the foregoing is in accordance with your understanding, will you kindly so indicate by signing and returning to us the enclosed copy hereof.

                              Very truly yours,

                              THE CHAPMAN FUNDS, INC.


                              By: /s/ NATHAN A. CHAPMAN, JR.
                                 Name:  Nathan A. Chapman, Jr.,
                                 Title: President

Accepted:

CHAPMAN CAPITAL MANAGEMENT, INC.


By: /s/ NATHAN A. CHAPMAN, JR.
    Name:  Nathan A. Chapman, Jr.
    Title: President

BA3DOCS1/0058588.01           30

                                                       ANNEX B

                     DISTRIBUTION AGREEMENT


          WHEREAS, The Chapman Funds, Inc., a Maryland corporation (the "Company"), desires to enter into an agreement regarding the distribution of the shares (the "Shares") of the Company's two investment portfolios: The Chapman US Treasury Money Fund and The Chapman Institutional Cash Management Fund (collectively, the "Funds"); and

          WHEREAS, the Company has agreed that The Chapman Co.,
Inc. (the "Distributor"), a Maryland corporation, shall act as the exclusive distributor of the Shares;

          WHEREAS, the Distributor agrees to act as the exclusive distributor of the Shares for the period of this Distribution
Agreement (the "Agreement").

          NOW, THEREFORE, in consideration of the agreements hereinafter contained, it is agreed as follows:

          1.   Services as Distributor.

               1.1 The Distributor shall use reasonable efforts to promote the Company and to solicit orders for the purchase of Shares and shall undertake such advertising and promotion as it believes reasonable in connection with such solicitation. Distributor shall be the exclusive distributor of the Shares.
The Distributor shall sell the Shares only at the offering price at the time of such sale (computed in the manner described in the Funds' then effective prospectus), and the Funds shall receive not less than the full net asset value per share for all the Shares sold. No sales charge shall be imposed on sales of any Shares. The Company agrees, provided that the Shares may be legally issued, to fill all orders confirmed by the Distributor in accordance with the provisions of this Agreement.

               1.2 The Distributor shall conduct the offering of Shares and other activities pursuant hereto in strict accordance with the Registration Statement and the applicable requirements of the Articles of Incorporation and the By-Laws of the Company,

BA3DOCS1/0058588.01           31
as each may be from time to time amended, and in strict accordance with all applicable state and federal statutes, rules and regulations, including in particular, the Investment Company Act of 1940 as amended (the "1940 Act"), the Securities Act of 1933 as amended (the "Securities Act"), the Securities Exchange Act of 1934 as amended (the "Exchange Act"), the rules and regulations of the Securities Exchange Commission promulgated under the 1940 Act, the Securities Act and the Exchange Act, the applicable rules and regulations of any securities association registered under the Exchange Act, and all applicable state Blue Sky laws, rules and regulations.

               1.3 The Distributor shall transmit any orders received by it for purchase or redemption of Shares to the Company's transfer agent and custodian, process inquiries from stockholders and communicate with the Company and transfer agent on behalf of stockholders.

               1.4 The Distributor shall bear all its expenses in connection with the performance of this Agreement, including, but not limited to, the printing and distribution of prospectuses included in the Registration Statement as defined below to stockholders other than to existing stockholders and shall receive no reimbursement or compensation in connection therewith from the Company therefor.

          2.   Duties of the Company.

               2.1  The Company agrees to file all required
reports with the Securities and Exchange Commission in a timely manner and to maintain on file with the Securities and Exchange Commission a current prospectus and statement of additional information during the term of this Agreement.

               2.2 The Company agrees at its own expense to execute any and all documents and to furnish, at its own expense, any and all documents and all information and otherwise to take all actions that may be reasonably necessary in connection with the qualification of Shares for sale in such states as the Company and the Distributor may designate.

               2.3 The Company shall furnish from time to time, for use in connection with the sale of Shares such information with respect to the Funds and the Shares as the Distributor may

BA3DOCS1/0058588.01           32
reasonably request; and the Company warrants that any such information shall be true and correct.

          3.   Representations of the Company.

               3.1 The Company represents to the Distributor that any registration statement, prospectus, and statement of additional information filed with the Commission and any amendments and supplements thereto (the "Registration Statement") with respect to the Shares have been prepared in conformity with the requirements of the Securities Act, the 1940 Act and the rules and regulations of the Commission thereunder. The Company represents and warrants to the Distributor that any Registration Statement, when such becomes effective, will contain all statements required to be stated therein in conformity with the Securities Act, the 1940 Act and the rules and regulations of Commission; that all statements of fact contained in such Registration Statement will be true and correct when such becomes effective; and that no Registration Statement, when such becomes effective will include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading to a purchaser of Shares.

          4.   Indemnification.

               4.1 The Company shall indemnify and hold harmless the Distributor, each person, if any, who controls the Distributor within the meaning of Section 15 of the Securities Act, and any person with whom the Distributor enters into agreements for the sale of Shares of the Company or to prepare sales literature for the Company against any loss, liability, claim, damage or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damage or expense and counsel fees incurred in connection therewith), insofar as such loss, liability, claim, damage, expense, actions or proceedings in respect thereof arise out of or are based upon an untrue statement of a material fact contained in the Registration Statement then in effect, annual or interim reports to shareholders or sales literature used in connection with the sale of Shares or omission to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, unless such statement or omission was made in reliance upon, and in conformity with,

BA3DOCS1/0058588.01           33
written information furnished to the Company specifically for use therein; provided, however, no person shall be entitled to indemnity in the event of its willful malfeasance, bad faith or gross negligence in the performance of its duties under this Agreement or such other agreement or by reason of its reckless disregard of its obligations and duties under this Agreement or such other agreement.

          5.   Offering of Shares.

               5.1 None of the Shares shall be offered by the Distributor under this Agreement, and no orders for the purchase or sale of Shares hereunder shall be accepted by the Company, if and so long as the effectiveness of the Registration Statement or any necessary amendments thereto shall be suspended under any of the provisions of the Securities Act; provided, however, that nothing contained in this paragraph 5.1 shall in any way restrict or have any application to or bearing upon the Company's obligation to redeem Shares from any shareholder in accordance with the provisions of the Company's prospectus or Articles of Incorporation. The Company shall notify the Distributor of any suspension of the effectiveness of the Registration Statement.

          6.   Term.

               6.1  Either party shall have the right to
terminate this Agreement upon sixty (60) days' written notice to the other. This agreement shall become effective as of the date hereof and shall continue in effect, unless sooner terminated as herein provided, until December 29, 1998, and from year to year thereafter if such continuance is approved at least annually in the manner required by the 1940 Act. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).
BA3DOCS1/0058588.01           34

         7.   Miscellaneous

               7.1 This Agreement shall be governed by the laws of the State of Maryland.

               7.2 The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their constructions or effect.

          IN WITNESS WHEREOF, the parties hereto have caused this
instrument to be executed by their officers designated below as
of the [     ] day of [         ], 1997.


                              THE CHAPMAN FUNDS, INC.


                              By:______________________________



                              THE CHAPMAN CO.


                              By:______________________________


BA3DOCS1/0058588.01           35

                     THE CHAPMAN FUNDS, INC.
   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Nathan A. Chapman, Jr. and Lynn Ballard, or either of them, the proxy or proxies of the undersigned with full powers of substitution, to vote all shares of Common Stock of The Chapman Funds, Inc. held of record by the undersigned at the close of business on April 14, 1997, at the Annual Meeting of Stockholders of the Company to be held on Wednesday, April 30, 1997 at 11:00 a.m., local time and at any adjournment or adjournments thereof, upon the matters set forth herein.

 PLEASE MARK YOUR CHOICE IN BLUE OR BLACK INK, PLEASE SIGN, DATE
 AND RETURN THIS PROXY PROMPTLY USING THE ACCOMPANYING ENVELOPE

X   Please   If properly executed, the shares represented
    mark     by this proxy will be voted in the manner
    votes    directed herein by the undersigned
    as in    stockholder, or to the extent directions are
    this     not given, such shares will be voted FOR each
    example  of the nominees and each other proposal.

The Board of Directors recommends a vote "FOR" the nominees listed below and a vote "FOR" Proposals 2, 3 and 4.

1.   ELECTION OF DIRECTORS.

     Nominees: Nathan A. Chapman, Jr., Wilfred Marshall, James
               B. Lewis, Levi Watkins, Jr., Lottie H.
               Shackelford, David E. Rivers, Ronald A. White and Benjamin Hooks

     FOR ALL NOMINEES LISTED       WITHHOLD AUTHORITY FOR
     (EXCEPT AS INDICATED)         ALL NOMINEES LISTED

To withhold authority to vote for any nominee, write that
nominee's name in the space provided.
     _________________________________________________

BA3DOCS1/0058588.01           36

                                    For    Against  Abstain
2.   APPROVAL OF THE INVESTMENT
     ADVISORY AND ADMINISTRATIVE
     SERVICES AGREEMENT BETWEEN
     THE COMPANY AND CHAPMAN
     CAPITAL MANAGEMENT, INC.

3.   APPROVAL OF THE DISTRIBUTION
     AGREEMENT BETWEEN THE
     COMPANY AND THE CHAPMAN CO.

4.   RATIFICATION OF APPOINTMENT
     OF ERNST & YOUNG AS
     INDEPENDENT AUDITORS.

5.   IN THEIR DISCRETION, THE
     PROXIES ARE AUTHORIZED TO
     VOTE UPON SUCH OTHER
     BUSINESS AS MAY PROPERLY
     COME BEFORE THE MEETING OR
     ANY ADJOURNMENT THEREOF.

                       MARK HERE FOR
__________________        ADDRESS
                      CHANGE AND NOTE
__________________      SUCH CHANGE
                          AT LEFT

Please sign. Persons acting in a fiduciary capacity should so indicate. PLEASE NOTE any change of address and supply any missing Zip Code number.


Signature:                         Date:


Signature:                         Date:

BA3DOCS1/0058588.01           37
P.;